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EXHIBIT 10.1

               LICENSING AGREEMENT FOR TURBOLATOR

Robert E. Sterling and Matthew R. Sterling hereby grant an exclusive license to Exhaust Technologies, Inc. to manufacture, develop and market the Turbolator (Patent #5,355,673) in the United States as long as Exhaust Technologies, Inc. is in compliance with the following conditions:

     1. Exhaust Technologies, Inc. generates sales of the Turbolator of $-0- in 1998, $-0- in 1999, $1,000,000 in
          2000 and $1,000,000 for all years thereafter.

     2. Exhaust Technologies, Inc. has not filed bankruptcy nor has been declared a bankrupt.

     3. Exhaust Technologies has not been acquired nor merged into another company. If there is a merger or sale of the Company, Sterlings must approve a license transfer.

In consideration for granting this exclusive license, the Sterlings will receive 1,000,00 shares of Exhaust Technologies, Inc. common stock


                              /s/ Robert E. Sterling
                              Exhaust Technologies, Inc.
                              President


                              /s/ Robert E. Sterling
                              Robert E. Sterling


                              /s/ Matthew R. Sterling
                              Matthew R. Sterling